EXHIBIT 99.1

News Release
National Penn Bancshares, Inc.
Reports Record Second Quarter Net Income

Media Contact:             Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:         Michelle H. Debkowski, Investor Relations
                                        (610) 369-6461 or michelle.debkowski@nationalpenn.com

BOYERTOWN, Pa., July 16, 2008 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported record second quarter 2008 net income totaling $27.21 million, or $0.34 per diluted share.  Net income increased approximately 67.65% compared to $16.23 million earned in the second quarter of 2007.  Diluted earnings per share was $0.32 in the second quarter of 2007.[1] The significant increase in net income is largely attributable to the first quarter 2008 acquisitions of Christiana Bank & Trust and KNBT Bancorp.

    For the first six months of 2008, National Penn earned $48.81 million of net income compared to $31.72 million for the first half of 2007.  Diluted earnings per share for the six month periods are $0.67 for 2008 and $0.63 for 2007.[1]   Year-to-date 2008, annualized returns on average assets and average shareholders’ equity were 1.16% and 10.48%, respectively.   For the first six months of 2007, the annualized returns on average assets and average shareholders’ equity were 1.16% and 11.76%, respectively.

    As of June 30, 2008, National Penn’s total assets were $9.24 billion and total deposits were $6.08 billion. The allowance for loan and lease losses as of June 30, 2008 was $81.64 million, which represented 1.33% of total loans and leases outstanding of $6.13 billion.

    Commenting on second quarter 2008, Glenn E. Moyer, National Penn president and chief executive officer, said, “Despite the negative economic indications expressed daily in the media, National Penn continued to perform well during the second quarter.  We’re very pleased that we have been able to report record quarterly net income for the second quarter 2008.  With that said, we believe the interest rate, economic, and competitive environments will continue to challenge earnings performance at financial institutions for the foreseeable future.  Our National Penn team is working very hard to overcome these challenges, with a particular focus on maintaining credit quality, internal growth of capital, and expense management.”

    “The second quarter of 2008 was also very active with the integration of Christiana Bank & Trust and KNBT Bancorp.  In April, all data processing systems for KNBT were converted to National Penn system platforms.  We’re moving forward with the Christiana banking systems conversions scheduled for completion later in 2008.  We continue to be very pleased with the strong client focus of our combined organization, and early indications show KNBT customer retention levels to be outstanding.  While our stock price has been adversely affected like the rest of the financial services industry, we trust that our continuing strong performance will eventually provide some stability and support in this area.”

__________
12007 per share data is adjusted for the 3% stock dividend paid on September 28, 2007.

# # #

National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.2 billion in assets, is the fifth largest bank holding company based in Pennsylvania.

Headquartered in Boyertown, National Penn operates 127 offices: 124 offices in Pennsylvania and one office in Maryland through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, KNBT, and Nittany Bank divisions, and two offices in Delaware through its wholly-owned subsidiary, Christiana Bank & Trust Company.

National Penn's financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, LLC; National Penn Leasing Company; National Penn Insurance Agency, Inc.; Caruso Benefits Group, Inc.; and Higgins Insurance Associates, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC". Additional information about the National Penn family is available on the Company's Web site at http://www.nationalpennbancshares.com.

#   #   #
_________

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance.  This measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity.  Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution.  Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

FINANCIAL HIGHLIGHTS
Dollars in thousands, except per share data	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007 (2)	% Change	2008	2007 (2)	% Change
STATEMENTS OF CONDITION
Total assets				$9,241,355	$5,621,170	64.4%
Investment securities				1,943,438	1,309,669	48.4%
Loans and leases				6,133,598	3,730,487	64.4%
Deposits				6,083,717	3,825,786	59.0%
Short-term borrowings				823,245	427,792	92.4%
Long-term borrowings				1,173,678	770,515	52.3%
Shareholders' equity				1,046,395	545,905	91.7%
Book value per share				13.15	11.01	19.4%

EARNINGS
Total interest income	$119,503	$82,851	44.2%	$229,906	$163,244	40.8%
Total interest expense	53,225	44,364	20.0%	107,214	86,831	23.5%
Net interest income	66,278	38,487	72.2%	122,692	76,413	60.6%
Provision for loan and lease losses	3,711	1,537	141.4%	7,121	2,612	172.6%
Net interest income after provision
for loan and lease losses	62,567	36,950	69.3%	115,571	73,801	56.6%
Other income	27,901	17,798	56.8%	52,112	34,492	51.1%
Other expenses	53,826	34,062	58.0%	102,740	67,828	51.5%
Income before income taxes	36,642	20,686	77.1%	64,943	40,465	60.5%
Income taxes	9,428	4,452	111.8%	16,136	8,748	84.5%
Net income	$27,214	$16,234	67.6%	$48,807	$31,717	53.9%

PERFORMANCE RATIOS
Net yield on earning assets	3.55%	3.39%	4.7%	3.52%	3.41%	3.2%
Return on average assets	1.20%	1.17%	2.6%	1.16%	1.16%	0.0%
Return on average shareholders' equity	10.42%	11.91%	-12.5%	10.48%	11.76%	-10.9%
Return on average tangible equity (1)	23.69%	24.47%	-3.2%	22.77%	24.43%	-6.8%

PER SHARE
Basic earnings	$0.34	$0.33	3.0%	$0.67	$0.64	4.7%
Diluted earnings	$0.34	$0.32	6.3%	$0.67	$0.63	6.3%
Dividends paid in cash	$0.1700	$0.1626	4.6%	$0.3400	$0.3252	4.6%
Average shares - basic	79,514,136	49,556,675	60.5%	72,352,538	49,522,666	46.1%
Average shares - diluted	80,626,387	50,181,973	60.7%	73,086,087	50,182,978	45.6%

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	10.42%	11.91%		10.48%	11.76%
Effect of goodwill and intangibles	13.27%	12.56%		12.29%	12.67%
Return on average tangible equity	23.69%	24.47%		22.77%	24.43%

Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$1,047,583	$546,765		$936,549	$543,810
Average goodwill and intangibles	(586,729)	(280,649)		(505,498)	(281,992)
Average tangible equity	460,854	266,116		431,051	261,818

(2) Share and per share information adjusted for a 3% stock dividend paid September 28, 2007.

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/08
Date	7/15/2008
	PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)		6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	Cash & Cash Equivalents	$205,457	$201,655	$111,520	$99,379	$125,128
	Held to Maturity Securities	406,653	271,381	243,595	244,815	245,964
	Securities Available for Sale	1,536,785	1,669,200	1,137,426	1,175,598	1,063,705
	Total Securities	1,943,438	1,940,581	1,381,021	1,420,413	1,309,669
	Total Cash and Securities	2,148,895	2,142,236	1,492,541	1,519,792	1,434,797
	Loans & Leases Held for Sale	5,269	5,711	3,823	2,127	9,305
	Loans & Leases Held for Investment	6,128,329	6,007,153	3,871,430	3,784,674	3,721,182
	Total Loans and Leases	6,133,598	6,012,864	3,875,253	3,786,801	3,730,487
	Loan Loss Reserve	(81,642)	(81,631)	(54,897)	(56,294)	(57,004)
	Premises and Equipment, net	109,305	110,438	61,214	61,743	61,230
	Bank Owned Life Insurance	190,892	189,050	102,407	101,318	100,216
	Goodwill	545,460	545,484	261,552	261,161	261,161
	Other Intangibles	40,173	42,139	16,160	16,919	17,677
	Total Intangible Assets	585,633	587,623	277,712	278,080	278,838
	Unconsolidated Investments Under the Equity Method	10,985	12,609	11,490	10,058	10,724
	Real Estate Owned & Held for Investment	842	326	-	364	364
	Other Assets (2)	142,847	134,599	58,701	62,069	61,518
	Total Assets (2)	$9,241,355	$9,108,114	$5,824,421	$5,763,931	$5,621,170

BALANCE SHEET - LIABILITIES ($000s)
	Interest-bearing Deposits	$5,285,629	$5,335,413	$3,423,447	$3,439,266	$3,309,328
	Non-interest bearing Deposits	$798,088	$768,154	$522,716	$488,557	$516,458
	Borrowings	1,854,775	1,698,974	1,114,206	1,080,221	1,055,527
	Subordinated Debt (Trust Preferred Securities)	142,148	141,009	139,997	141,591	142,780
	Other Liabilities	114,320	118,527	60,108	59,974	51,172
	Total Liabilities	$8,194,960	$8,062,077	$5,260,474	$5,209,609	$5,075,265

BALANCE SHEET - EQUITY ($000s)
	Common Stock	$978,546	$975,744	$491,011	$490,872	$466,837
	Retained Earnings	109,602	95,859	85,242	76,888	91,548
	Accumulated Other Comprehensive Income	$(41,753)	$(25,485)	$(4,281)	$(6,458)	$(12,193)
	Treasury Stock	-	(81)	(8,025)	(6,980)	(287)
	Total Shareholders Equity (2)	$1,046,395	$1,046,037	$563,947	$554,322	$545,905

MEMO ITEMS
	Accumulated other comprehensive (loss) income	$(41,753)	$(25,485)	$(4,281)	$(6,458)	$(12,193)
	Book Value Per Share (1)(2)	$13.15	$13.17	$11.49	$11.28	$11.01
	Tangible Book Value Per Share(1)(2)	$5.78	$5.77	$5.83	$5.62	$5.39
	EOP Common Shares Outstanding (excluding Treasury shares)(1)	79,603,356	79,410,734	49,068,819	49,150,514	49,584,957
	Treasury Shares Held By Company (1)	-	5,064	544,061	477,117	16,470
	Did you announce a repurchase plan during this period?	NO	NO	NO	NO	NO
	Number of Shares to be Repurchased in Plans (1)	3,779,456	3,779,456	3,779,456	3,779,456	3,779,456
	Number of Shares Repurchased During Period (1)	-	33,587	326,039	594,566	86,229
	Average Price of Repurchased Shares (1)	$-	$16.38	$14.76	$14.61	$17.92

	(1) Adjusted as necessary for a 3% stock dividend paid September 28, 2007.
	(2) Adjusted as necessary for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/08
PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
INCOME STATEMENT ($000s)	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	6/30/2008	6/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$119,503	$110,403	$86,502	$85,727	$82,851	$229,906	$163,244
Interest Expense	53,225	53,989	45,991	46,631	44,364	107,214	86,831
Net Interest Income	66,278	56,414	40,511	39,096	38,487	122,692	76,413
Loan and Lease Loss Provision	3,711	3,410	3,800	1,420	1,537	7,121	2,612
Net Interest Income after Provision for Loan and Lease Losses	62,567	53,004	36,711	37,676	36,950	115,571	73,801
Wealth Management Income	8,515	7,608	4,605	4,359	4,289	16,123	8,352
Service Charges on Deposits	6,324	5,261	4,499	4,461	4,314	11,585	8,412
Cash Management and Electronic Banking Fees	3,715	2,928	2,367	2,241	2,112	6,643	4,054
Mortgage Banking Income	978	591	512	468	1,110	1,569	1,986
Insurance Commissions and Fees	3,968	3,806	1,383	1,556	1,487	7,774	3,687
Bank Owned Life Insurance Income	1,842	1,580	1,089	1,102	1,078	3,422	2,177
Equity in Unconsolidated Investments	810	612	2,549	226	216	1,422	(373)
Net Gains (Losses) on Sale of Investment Securities	384	-	331	600	564	384	1,133
Gain on Sale of Building(s)	-	-	-	279	170	-	170
BOLI Death Benefit Income	-	-	-	-	837	-	1,211
Other Non-Interest Income	1,365	1,825	3,121	2,958	1,621	3,190	3,683
Non-Recurring Income	-	-	-	-	-	-	-
Total Non-Interest Income	27,901	24,211	20,456	18,250	17,798	52,112	34,492
Salaries, Wages and Employee Benefits (2)	31,300	29,227	22,337	20,982	20,557	60,527	41,056
Net Premises and Equipment Expense	9,019	8,007	5,016	4,867	4,851	17,026	9,919
Amortization of Intangibles	1,964	1,582	758	758	759	3,546	1,518
Other Non-Interest Expense	11,543	10,098	8,733	7,494	7,895	21,641	15,335
Non-Recurring Expense	-	-	-	-	-	-	-
Total Non-Interest Expense (2)	53,826	48,914	36,844	34,101	34,062	102,740	67,828
Net Income Before Taxes (2)	36,642	28,301	20,323	21,825	20,686	64,943	40,465
Income Tax Expense (2)	9,428	6,708	3,614	5,018	4,452	16,136	8,748
Net Income (2)	27,214	21,593	16,709	16,807	16,234	48,807	31,717

Net Interest Income (FTE)	$71,176	$60,999	$44,883	$43,260	$42,278	$132,175	$83,841

EARNINGS PER SHARE:
Basic
Net income (1) (2)	$0.34	$0.33	$0.34	$0.34	$0.33	$0.67	$0.64
Diluted
Net income (1) (2)	$0.34	$0.33	$0.34	$0.34	$0.32	$0.67	$0.63
Average Shares Basic (1)	79,514,136	65,190,940	49,044,107	49,146,831	49,556,675	72,352,538	49,522,666
Average Shares Diluted (1)	80,626,387	65,899,893	49,496,144	49,641,283	50,181,973	73,086,087	50,182,978

(1) Adjusted as necessary for a 3% stock dividend paid September 28, 2007.
(2) Adjusted as necessary for modified retrospective method adoption under FAS123 ( R ).

SUPPLEMENTAL DATA ($000s) (4)
Return on Avg. Assets (annualized)	1.20%	1.10%	1.15%	1.18%	1.17%	1.16%	1.16%
Return on Avg. Equity (annualized)	10.42%	10.54%	11.96%	12.30%	11.91%	10.48%	11.76%
Return on Avg. Tangible Equity (annualized) (3)	23.69%	21.84%	23.96%	25.29%	24.47%	22.77%	24.43%
Average Tangible Equity to Tangible Assets (5)	5.45%	5.31%	5.04%	4.90%	5.06%	5.38%	5.02%
Average Realized Tangible Equity to Average Tangible Assets Ratio (6)	5.77%	5.38%	5.14%	5.10%	5.10%	5.58%	5.04%

(3) (Net income x (366/91)), divided by (average equity - average goodwill and intangibles).
(5) Average tangible equity, divided by (average assets - average goodwill and intangibles).
(6) (Average tangible equity - average AOCI), divided by average tangible assets.

(3) (4) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	10.42%	10.54%	11.96%	12.30%	11.91%	10.48%	11.76%
Effect of goodwill and intangibles	13.27%	11.30%	12.00%	12.99%	12.56%	12.29%	12.67%
Return on average tangible equity	23.69%	21.84%	23.96%	25.29%	24.47%	22.77%	24.43%

Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$1,047,583	$823,757	$554,334	$542,052	$546,765	$936,549	$543,810
Average goodwill and intangibles	(586,729)	(426,039)	(277,691)	(278,441)	(280,649)	(505,498)	(281,992)
Average tangible equity	460,854	397,718	276,643	263,611	266,116	431,051	261,818

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/08

PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	6/30/2008	6/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$4,508	$3,001	$5,624	$2,482	$2,859	$2,086	$7,509	$4,945
Recoveries on Loans	(808)	(440)	(428)	(352)	(555)	(475)	$(1,248)	$(1,030)
Net Loan Chargeoffs	$3,700	$2,561	$5,196	$2,130	$2,304	$1,611	$6,261	$3,915
Net Loan Chargeoffs to Average Loans (non-annualized)	0.06%	0.05%	0.14%	0.06%	0.06%	0.05%	0.11%	0.11%

ASSET QUALITY AND OTHER DATA	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
($000s)	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$18,566	$22,679	$15,198	$8,435	$12,270	$12,077
Renegotiated Loans	631	-	-	-	-	-
Other Real Estate Owned	842	326	-	364	364	140
Total Non-performing Assets	$20,039	$23,005	$15,198	$8,799	$12,634	$12,217
Loans 90+ Days Past Due & Still Accruing	2,586	1,140	87	67	619	243
Non-performing + Loans 90 Days Past Due	$22,625	$24,145	$15,285	$8,866	$13,253	$12,460
Allowance for Loan and Lease Losses	$81,642	$81,631	$54,897	$56,294	$57,004	$57,771
Coverage Ratio	360.8%	338.1%	359.2%	634.9%	430.1%	463.7%

REGULATORY CAPITAL DATA	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
($000s) (1)	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$642,223	$622,391	$426,236	$420,014	$417,762	$405,972
Tier 1 Ratio (%)	9.39%	9.11%	9.54%	9.64%	9.93%	9.92%
Total Capital (Tier 1 + Tier 2)	$723,865	$704,087	$482,692	$475,596	$470,902	$459,795
Total Capital Ratio (%)	10.59%	10.31%	10.81%	10.91%	11.20%	11.23%
Total Risk-Adjusted Assets	$6,837,963	$6,829,295	$4,466,824	$4,358,884	$4,206,000	$4,093,619
Tier 1 Leverage Ratio	7.60%	8.50%	7.76%	7.80%	7.94%	8.00%
Tangible Equity to Tangible Assets Ratio	5.32%	5.38%	5.16%	5.04%	5.00%	5.12%
Realized Tangible Equity to Tangible Assets Ratio	5.81%	5.68%	5.24%	5.15%	5.23%	5.11%

SUPPLEMENTAL DATA	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
($000s)	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Held to Maturity Securities (Fair Value)	$371,788	$269,382	$243,218	$243,593	$238,741	$247,444
Common Stock Dividends (total $ in period)	$13,509	$8,825	$8,354	$8,066	$8,066	$8,048
Dividends per Common Share (2)	$0.1700	$0.1700	$0.1700	$0.1626	$0.1626	$0.1626
EOP Employees (Full Time Equivalent)	1,816	1,906	1,171	1,185	1,227	1,195

(1) Adjusted as necessary for modified retrospective method adoption under FAS123 ( R ).
(2) Adjusted as necessary for a 3% stock dividend paid September 28, 2007.

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/08

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$1,131,389	$1,098,437	$723,144	$713,887	$695,396
Commercial Real Estate	1,735,011	1,609,201	1,329,482	1,304,911	1,277,469
Residential Mortgage (including multi-family)	1,525,791	1,594,672	795,151	781,087	798,808
Real Estate Construction and Land Development	549,346	537,310	328,720	310,372	295,618
Home Equity (revolving and 2nd lien)	765,108	762,717	464,673	447,130	441,579
Consumer (Loans to Individuals)	221,772	224,594	73,494	70,817	63,558
Other Loans	205,180	185,933	160,589	158,597	158,059
Total Loans (net of unearned)	6,133,597	6,012,864	3,875,253	3,786,801	3,730,487
Investment Securities	1,943,438	1,941,582	1,381,021	1,420,413	1,309,669
Other Earning Assets	30,686	33,520	7,228	5,616	3,933
Total Earning Assets (net of loan loss reserve)	$8,026,080	$7,906,335	$5,208,604	$5,156,536	$4,987,085

Deposit Breakdown:
Savings	$392,669	$377,416	$193,938	$193,232	$208,694
NOW Accounts	863,879	932,132	733,242	775,385	722,656
Money Market Accounts	1,716,021	1,679,063	957,423	951,104	960,302
CDs $100m or less	1,539,392	1,722,316	992,741	1,008,792	961,964
CDs greater than $100m	773,669	624,488	546,103	510,753	455,712
Total Int. Bearing Deposits	5,285,630	5,335,415	3,423,447	3,439,266	3,309,328
Short-Term Borrowings	823,245	678,581	497,023	452,761	427,792
Long-Term Debt	1,173,678	1,161,403	757,180	769,051	770,515
Total Int. Bearing Liabilities	$7,282,553	$7,175,399	$4,677,650	$4,661,078	$4,507,635

Loan Breakdown: (Internal)
Business Purpose Loans	$2,533,419	$2,575,761	$1,621,101	$1,571,459	$1,542,646
Residential Mortgage	1,056,541	1,069,643	494,413	485,967	515,339
Commercial Real Estate, Construction and Land Dev	1,590,513	1,389,608	1,296,277	1,265,904	1,215,586
Consumer (loans to Individual)	953,124	977,852	463,462	463,471	456,916
Total Loans (net of unearned)	$6,133,597	$6,012,864	$3,875,253	$3,786,801	$3,730,487

Financial Update for NATL PENN BCSHS (NPBC) FOR 6/30/08

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	6/30/2008		3/31/2008		12/31/2007		9/30/2007		6/30/2007		6/30/2008		6/30/2007
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$6,027,845	6.45%	$5,296,371	6.80%	$3,825,406	7.24%	$3,756,081	7.40%	$3,700,384	7.35%	$5,662,108	6.65%	$3,669,984	7.35%
Investment Securities (incl. trading assets)	1,920,200	5.46%	1,802,951	5.63%	1,393,393	5.98%	1,356,853	5.78%	1,302,524	5.79%	1,861,575	5.57%	1,287,073	5.76%
Other Earning Assets	26,752	5.58%	24,148	2.22%	10,550	3.35%	4,656	4.60%	3,958	6.18%	23,478	4.35%	8,347	2.73%

Total Earning Assets	7,974,797	6.21%	7,123,470	6.49%	5,229,349	6.89%	5,117,590	6.97%	5,006,866	6.94%	7,547,161	6.38%	4,965,404	6.93%
Total Earning Assets (net of loan loss reserve)	7,892,174	6.27%	7,051,565	6.56%	5,172,622	6.97%	5,060,766	7.05%	4,948,851	7.02%	7,469,898	6.44%	4,907,154	7.01%
Total Assets	9,037,448	5.48%	7,886,342	5.86%	5,768,409	6.25%	5,661,055	6.30%	5,542,100	6.27%	8,459,924	5.69%	5,497,399	6.26%

Savings	379,866	0.53%	316,680	0.71%	193,088	1.08%	200,665	1.11%	212,624	1.12%	348,274	0.62%	214,364	1.14%
NOW Accounts	898,257	1.19%	843,526	1.79%	766,446	2.65%	734,140	2.67%	689,712	2.53%	870,891	1.49%	657,587	2.42%
Money Market Accounts	1,649,955	2.27%	1,416,426	2.78%	961,975	3.38%	965,630	3.65%	944,773	3.68%	1,531,219	2.53%	942,200	3.66%
Certificates	2,324,339	3.95%	2,097,691	4.32%	1,512,883	4.70%	1,457,016	4.76%	1,437,808	4.74%	2,211,015	4.15%	1,456,955	4.71%

Total Int. Bearing Deposits	5,252,417	2.70%	4,674,323	3.16%	3,434,392	3.67%	3,357,451	3.77%	3,284,917	3.74%	4,961,399	2.93%	3,271,106	3.72%

Non-Interest Bearing Deposits	753,052		649,278		493,152		499,398		500,580		701,165		494,157
Total Deposits	6,005,469	2.36%	5,323,601	2.77%	3,927,544	3.21%	3,856,849	3.28%	3,785,497	3.24%	5,662,564	2.57%	3,765,263	3.23%

Short-Term Borrowings	720,965	2.94%	643,958	3.29%	463,461	3.82%	437,019	4.03%	496,311	4.28%	682,462	3.12%	500,032	4.21%
Long-Term Borrowings	1,149,476	4.22%	1,049,870	4.61%	758,929	5.10%	770,371	5.31%	660,668	5.14%	1,099,673	4.43%	629,884	5.16%
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	7,875,910	2.69%	7,017,429	3.09%	5,149,934	3.54%	5,064,239	3.65%	4,942,476	3.60%	7,444,699	2.90%	4,895,179	3.58%
Total Int. Bearing Liabilities	7,122,858	2.97%	6,368,151	3.41%	4,656,782	3.92%	4,564,841	4.05%	4,441,896	4.01%	6,743,534	3.20%	4,401,022	3.98%

Net Yield on Earning Assets (net of loan loss reserve): (Margin)	3.59%	3.48%	3.44%	3.39%	3.43%	3.56%	3.45%
Net Yield on Earning Assets: (Margin)	3.55%	3.44%	3.41%	3.35%	3.39%	3.52%	3.41%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	124	132	81	81	80
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	145	152	81	83	83

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0	0	0	0	0
Total Number of ATMs	1	1	1	1	1

DE
Total Number of Banking Offices	2	2	0	0	0
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	0	0	0
Total Number of ATMs	1	1	1	0	0

TOTAL
Total Number of Banking Offices	127	135	82	82	81
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	2	2	1	1	1
Total Number of ATMs	147	154	83	84	84

Have you restated any prior period's financial statements for a pooling of interest and/or a change in accounting principles? NO

Periods Restated on this report:
Reason: